Lincoln Announces $28 Billion Block Reinsurance Transaction May 2, 2023 Chris Neczypor EVP and Chief Financial Officer Ellen Cooper President and Chief Executive Officer Exhibit 99.2

Forward looking statements – cautionary language Certain statements made in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, performance or financial results, including the closing of the block reinsurance transaction and the timing thereof, and the expected impact of the transaction on our risk profile, RBC ratio, free cash flow and operating income. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on the payment of revenue sharing and 12b-1 distribution fees; The impact of U.S. federal tax reform legislation on our business, earnings and capital; The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker-dealers that could affect our distribution model; The impact of new and emerging privacy regulations that may lead to increased compliance costs and reputation risk; Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; Actions taken by reinsurers to raise rates on in-force business; Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; Rapidly increasing interest rates causing policyholders to surrender life insurance and annuity policies, thereby causing realized investment losses; The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions; The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products; Ineffectiveness of our risk management policies and procedures, including our various hedging strategies;

Forward looking statements – cautionary language (contd.) A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; Changes in accounting principles that may affect our consolidated financial statements; Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems; The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items; The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives, including the Spark Initiative; The adequacy and collectability of reinsurance that we have obtained; Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance; Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and The unanticipated loss of key management, financial planners or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Advancing our Strategic Objectives

Reinsuring $28 billion of in-force ULSG[1], *MoneyGuard*® and Fixed Annuity statutory reserves

1. Improves risk profile
2. Strengthens capital position
3. Improves expected annual run-rate free cash flow[2]

~40% of total ULSG in-force

~15 point RBC benefit at closing

$100M+ in incremental ongoing FCF

[1] ULSG is universal life with secondary guarantees

[2] Free cash flow is the sum of distributable earnings across all business units and legal entities, less holding company interest expense and preferred dividends.

©2023 Lincoln National Corporation
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Transaction Overview

Continuing to Execute Transitioned VA hedge program to provide explicit capital protection Raised capital Optimizing new business capital allocation De-risking the balance sheet while improving FCF generation via reinsurance transactions